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[In black and white, stills of fencers super and dissolve while voice reads:]
The number one ranked balanced fund over the past 15 years is CGM Mutual Fund. [Title slide reading: CGM MUTUAL FUND supers and dissolves. Voice reads:] Returning more than 716% over the past fifteen years.
[Title slide reading #1 IN TOTAL RETURN FOR 15 YEARS supers and dissolves. A bar chart (in color) comes up on the screen showing CGM Mutual Fund with 717%, the Lipper Balanced Fund Index with 560% and the Lipper Growth Fund Index with 512%. Chart is titled TOTAL RETURN. A Footnote appears beneath the chart in smaller type than chart labels and reads: 24.31%, 15.36%, 13.94% and 15.03% are the average annual total returns for CGM Mutual Fund for 1-, 5-, 10- and 15-year periods ended 12/31/95.
The numbers are larger than the text to be equally prominent as the total return numbers in the bar chart. Voice reads:]
Though the Fund invests in both stocks and bonds, CGM Mutual Fund also outperformed the Lipper Balanced Fund Index and the Lipper Growth Fund Index for that period.
[Bar chart dissolves. Title slide reading : Managed continuously since 1981 by Ken Heebner. Voice reads:]
The fund has been managed continuously since 1981 by Ken Heebner.
[Title slide dissolves and new title slide supers and is held that reads:
1-800-CGM INFO in large type and:
Performance ranking is for the 15-year period ended 12/31/95, according to Lipper Analytical Services, Inc., an independent mutual fund rating agency which ranks 24 balanced funds for 15-year performance. For one, five and ten-year performance, Lipper ranks CGM Mutual Fund #138 out of 220 balanced funds, #5 out of 61 balanced funds, and #2 out of 31 balanced funds, respectively. Lipper ranks the 15-year performance of 108 growth funds. This information is no guarantee of future results. For a prospectus containing more complete information, including management fees and expenses, call toll free. Read it carefully before you invest. Fund yield, share price, and investment return fluctuate.
(c) 1996 CGM
[The previous slide dissolves and the final slide supers reading:
CGM MUTUAL FUND
AMERICA'S #1 BALANCED FUND
FOR 15-YEAR PERFORMANCE.
[Voice reads: CGM Mutual Fund. America's #1 Mutual Fund for 15-year performance. Commercial ends.]